Exhibit 10.8

AMENDMENT TO

SECURITIES SUBSCRIPTION AGREEMENT

This Amendment to Securities Subscription Agreement (this “Amendment”), dated as of October 29, 2025, is entered into by and between ARC Group Securities Acquisition II, a Cayman Islands exempted company (the “Company”) and FDB II, a Cayman Islands limited liability company (the “Subscriber”).

WHEREAS, on October 16, 2025, the Company and the Subscriber entered into that certain Securities Subscription Agreement (the “Original Agreement”);

WHEREAS, pursuant to the Original Agreement, the Subscriber subscribed for 7,392,857 Class B ordinary shares (the “Shares”), $0.0001 par value per share (“Class B Shares”), of the Company for an aggregate purchase price of $25,000;

WHEREAS, pursuant to Section 5.2 of the Original Agreement, the Shares are subject to certain lock-up provisions (the “Lock-Up”);

WHEREAS, pursuant to Section 5.3 of the Original Agreement, all certificates representing the Shares shall have certain restrictive legends regarding the Lock-Up;

WHEREAS, the Company and the Subscriber have agreed to amend the Original Agreement to remove the Lock-Up;

NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned parties hereby agree as follows:

1. The text of Section 5.2 of the Original Agreement is hereby deleted in its entirety and replaced by the following:

[Reserved]

2. The text of Section 5.3 of the Original Agreement is hereby deleted in its entirety and replaced by the following:

Restrictive Legends. All certificates representing the Shares shall have endorsed thereon legends substantially as follows:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL, IS AVAILABLE.”

3. Except as set forth in this Amendment, all of the terms, covenants, agreements, and conditions of the Original Agreement shall remain in full force and effect in accordance with its original terms;

4. This Amendment supersedes all prior or contemporaneous negotiations, commitments, agreements and writings with respect to the subject matter hereof, all such other negotiations, commitments, agreements and writings will have no further force or effect, and the parties to any such other negotiation, commitment, agreement or writing will have no further rights or obligations thereunder.

[Signature Page Follows]

If the foregoing accurately sets forth our understanding and agreement, please sign the enclosed copy of this Amendment and return it to us.

Very truly yours,

ARC Group Securities Acquisition II

By:	/s/ Ian Hanna
Name:	Ian Hanna
Title:	Director

Accepted and agreed as of the date first written above.

FDB Ii

By:	/s/ Ian Hanna
Name:	Ian Hanna
Title:	Manager

[Signature Page to Amendment to Securities Subscription Agreement]